UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
____________________________________________________________
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2026

____________________________________________________________
MATTHEWS INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)
____________________________________________________________

Pennsylvania	0-09115	25-0644320
(State or other jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or organization)	File Number)	Identification No.)

Two Northshore Center, Pittsburgh, PA 15212-5851
(Address of principal executive offices) (Zip Code)

(412) 442-8200
(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)
_____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $1.00 par value	MATW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 29, 2026, Joseph C. Bartolacci, the Company’s President and Chief Executive Officer, informed Matthews International Corporation (“Matthews” or the “Company”) of his decision to retire as President and Chief Executive Officer and resign as a director of the Company. The Company’s Board of Directors (the “Board”) extends its gratitude to Mr. Bartolacci for his many years of service to Matthews. The Board has initiated a succession process to select a successor to Mr. Bartolacci. The Company intends for Mr. Bartolacci to continue to serve as President and Chief Executive Officer of Matthews and remain a member of the Board until his successor is duly appointed and commences service to the Company (the “Retirement Date”). Mr. Bartolacci will continue to support the transition of the new President and Chief Executive Officer at least through January 1, 2027.

Mr. Bartolacci and the Company have agreed that Mr. Bartolacci will continue to serve in his current capacity through the Retirement Date (the “Employment Term”). In addition, Mr. Bartolacci will remain the Company’s designee to the Board of Directors of Peninsula Parent LLC, d.b.a. Propelis Group. Mr. Bartolacci will be entitled to his prorated annual salary in effect as of the date hereof, subject to the Company’s regular payroll processes and withholding, through January 1, 2027. Subject to Mr. Bartolacci’s continued services through the Retirement Date, Mr. Bartolacci will also be paid a prorated FY 2027 bonus at target level, subject to the Company’s regular payroll processes and withholding, and Mr. Bartolacci will be eligible to continue participating in the Company’s employee benefit plans, consistent with past practice, through the Retirement Date.

Mr. Bartolacci’s decision to retire as President and Chief Executive Officer and resign from the Board is not the result of any dispute or disagreement with the Company.

Item 7.01    Regulation FD Disclosure

On August 4, 2026, the Company issued a press release announcing the retirement of Mr. Bartolacci from his role as President and Chief Executive Officer of Matthews. A copy of the press release with respect to Mr. Bartolacci’s retirement is furnished hereto as Exhibit 99.1.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing of Matthews under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-looking Information

Any forward-looking statements contained in this Current Report on Form 8-K are included pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding the expectations, hopes, beliefs, intentions or strategies of Matthews regarding the future, and may be identified by the use of words such as “expects,” “believes,” “intends,” “projects,” “anticipates,” “estimates,” “plans,” “seeks,” “forecasts,” “predicts,” “objective,” “targets,” “potential,” “outlook,” “may,” “will,” “could” or the negative of these terms, other comparable terminology and variations thereof. Such forward-looking statements involve known and unknown risks and uncertainties that may cause the Company's actual results in future periods to be materially different from management's expectations, and no assurance can be given that such expectations will prove correct. Factors that could cause the Company's results to differ materially from the results discussed in such forward-looking statements principally include risks to our ability to achieve the anticipated benefits of the joint venture transaction with Peninsula Parent LLC, d.b.a. Propelis Group ("Propelis"), changes in domestic or international economic conditions, changes in foreign currency exchange rates, changes in interest rates, changes in the cost of materials used in the manufacture of the Company's products, including changes in costs due to adjustments to tariffs or supply chain disruptions, any impairment of goodwill or intangible assets, environmental liability and limitations on the Company’s operations due to environmental laws and regulations, disruptions to certain services, such as telecommunications, network server maintenance, cloud computing or transaction processing services, provided to the Company by third-parties, changes in mortality and cremation rates, changes in product demand or pricing as a result of consolidation in the industries in which the Company operates, or other factors such as labor shortages or labor cost increases, changes in product demand or pricing as a result of domestic or international competitive pressures, ability to achieve cost-reduction objectives, unknown risks in connection with the Company's acquisitions, divestitures, and business combinations, cybersecurity concerns and costs arising with management of cybersecurity threats, effectiveness of the Company's internal controls, compliance with domestic and foreign laws and regulations, technological factors beyond the Company's control, impact of pandemics or similar outbreaks, or other disruptions to our industries, customers, or supply chains, the impact of global conflicts, such as the current war between Russia and Ukraine and hostilities in the Middle East, and conflicts and related sanctions or trade restrictions involving Venezuela, the Company's plans and expectations with respect to its exploration, and contemplated execution, of various strategies with respect to its portfolio of businesses, the Company's plans and expectations with respect to its Board of Directors, and other factors described the Company's Form 10-K for the fiscal year ended September 30, 2025 and other periodic filings with the SEC. In addition, although the Company does not currently have any customers that would be considered individually significant to consolidated sales, changes in the distribution of the Company's products or the potential loss of one or more of the Company's larger customers are also considered risk factors. Matthews cautions that the foregoing list of important factors is not all inclusive. Readers are also cautioned not to place undue reliance on any forward looking statements, which reflect management's analysis only as of the date of this report, even if subsequently made available by Matthews on its website or otherwise. Matthews does not undertake to update any forward looking statement, whether written or oral, that may be made from time to time by or on behalf of Matthews to reflect events or circumstances occurring after the date of this report unless required by law.

Item 9.01     Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

99.1	Press Release, dated August 4, 2026 issued by Matthews International Corporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTHEWS INTERNATIONAL CORPORATION
(Registrant)

By:	/s/ Joseph C. Bartolacci

Joseph C. Bartolacci
President and Chief Executive Officer

Date: August 4, 2026